UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22048

Emerging Markets Income Portfolio
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Emerging Markets Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Bonds & Notes — 64.6%
Security	Principal		U.S. $ Value
Brazil — 9.4%
Letra Tesouro Nacional, 0.00%, 1/1/09	BRL	2,200,000	$1,114,990
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	3,810,000	2,027,921
Nota Do Tesouro Nacional, 10.00%, 1/1/10	BRL	3,775,000	2,108,474
Total Brazil (identified cost $4,980,589)			$5,251,385
Czech Republic — 4.6%
Czech Republic, 3.55%, 10/18/12	CZK	12,300,000	$642,696
Czech Republic, 3.80%, 3/22/09	CZK	11,820,000	635,202
Czech Republic, 3.80%, 4/11/15	CZK	12,370,000	643,893
Czech Republic, 4.00%, 4/11/17	CZK	12,420,000	645,793
Total Czech Republic (identified cost $2,233,344)			$2,567,584
Egypt — 6.0%
Arab Republic of Egypt, 8.75%, 7/18/12(1)	EGP	4,500,000	$850,494
Egyptian Treasury Bill, 0.00%, 11/6/07	EGP	3,400,000	615,593
Egyptian Treasury Bill, 0.00%, 1/8/08	EGP	10,650,000	1,907,079
Total Egypt (identified cost $3,285,983)			$3,373,166
Ghana — 0.9%
Republic of Ghana, 13.00%, 8/2/10(2) GHS		470,000	$488,067
Total Ghana (identified cost $503,347)			$488,067
Hungary — 9.1%
Hungary Government Bond, 6.50%, 8/12/09	HUF	380,000,000	$2,166,133
Hungary Government Bond, 6.75%, 2/24/17	HUF	221,000,000	1,284,958
Hungary Government Bond, 7.25%, 6/12/12	HUF	277,000,000	1,624,037
Total Hungary (identified cost $4,832,577)			$5,075,128
Indonesia — 8.8%
Indonesia Government, 9.75%, 5/15/37	IDR	11,804,000,000	$1,243,721
Indonesia Government, 12.50%, 3/15/13	IDR	28,503,000,000	3,647,081
Total Indonesia (identified cost $4,923,059)			$4,890,802

Security	Principal		U.S. $ Value
Mexico — 9.0%
Mexican Fixed Rate Bonds, 9.00%, 12/24/09	MXN	22,100,000	$2,118,075
Mexican Fixed Rate Bonds, 9.00%, 12/22/11	MXN	15,500,000	1,515,577
Mexican Fixed Rate Bonds, 10.00%, 12/5/24	MXN	12,450,000	1,391,889
Total Mexico (identified cost $4,980,186)			$5,025,541
Nigeria — 1.4%
Nigeria Treasury Bill, 0.00%, 9/4/08(2)	NGN	11,660,000	$90,570
Republic of Nigeria, 9.35%, 8/31/17	NGN	16,595,000	132,870
Republic of Nigeria, 12.00%, 4/28/09	NGN	27,583,000	241,553
Republic of Nigeria, 17.00%, 12/16/08	NGN	36,700,000	335,450
Total Nigeria (identified cost $783,325)			$800,443
Peru — 2.2%
Republic of Peru, 6.90%, 8/12/37(1)	PEN	1,460,000	$514,058
Republic of Peru, 8.60%, 8/12/17	PEN	1,000,000	392,350
Republic of Peru, 12.25%, 8/10/11	PEN	730,000	294,428
Total Peru (identified cost $1,117,445)			$1,200,836
Poland — 4.4%
Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	$773,654
Poland Government Bond, 6.00%, 5/24/09	PLN	2,350,000	944,683
Poland Government Bond, 6.25%, 10/24/15	PLN	1,800,000	748,589
Total Poland (identified cost $2,203,366)			$2,466,926
Slovakia — 3.0%
Slovak Republic, 4.90%, 2/5/10	SKK	20,800,000	$914,266
Slovak Republic, 5.30%, 5/12/19	SKK	16,900,000	774,566
Total Slovakia (identified cost $1,621,888)			$1,688,832
Turkey — 4.8%
Turkey Government Bond, 0.00%, 2/4/09 TRL		3,800,000	$2,676,952
Total Turkey (identified cost $2,438,055)			$2,676,952

See notes to financial statements

Emerging Markets Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal		U.S. $ Value
Uruguay — 1.0%
Republic of Uruguay, 5.00%, 9/14/18(3)	UYU	11,474,957	$567,846
Total Uruguay (identified cost $528,258)			$567,846
Total Bonds & Notes (identified cost $34,431,422)			$36,073,508
Call Options Purchased — 0.1%
Security	Contracts (000's omitted)		Value
South Korean Won Call Option, Expires 7/28/2009, Strike Price 905.2		905,200	$29,084
Total Call Options Purchased (identified cost $20,625)			$29,084
Put Options Purchased — 0.0%
Security	Contracts (000's omitted)		Value
South Korean Won Put Option, Expires 7/28/2009, Strike Price 905.2		905,200	$18,711
Total Put Options Purchased (identified cost $21,650)			$18,711
Short-Term Investments — 32.1%
Description	Interest (000's omitted)		Value
Investment in Cash Management Portfolio, 4.83%(4)		17,883	$17,883,275
Total Short-Term Investments (identified cost $17,883,275)			$17,883,275
Total Investments — 96.8% (identified cost $52,356,972)			$54,004,578
Other Assets, Less Liabilities — 3.2%			$1,808,195
Net Assets — 100.0%			$55,812,773

BRL - Brazilian Real

CZK - Crech Koruna

EGP - Egyptian Pound

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

MXN - Mexican Peso

NGN - Nigerian Naira

PEN - Peruvian Sol

PLN - Polish Zloty

SKK - Slovak Koruna

TRL - Turkish Lira

UYU - Uruguayo Peso

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $1,364,552 or 2.4% of the Portfolio's net assets.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Bond pays a coupon of 5% on the face at the end of the payment period. Principal grows with the Uruguayan inflation rate. Original face of the bond is UYU 4,900,000.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements

Emerging Markets Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $34,473,697)	$36,121,303
Affiliated investment, at value (identified cost, $17,883,275)	17,883,275
Foreign currency, at value (identified cost, $34,993)	35,898
Interest receivable	789,417
Interest receivable from affiliated investment	82,879
Receivable for open swap contracts	74,335
Receivable for open forward foreign currency contracts	917,500
Receivable for closed forward foreign currency contracts	161,405
Total assets	$56,066,012
Liabilities
Payable to affiliate for investment advisory fee	$21,968
Payable for open swap contracts	3,819
Payable for open forward foreign currency contracts	106,544
Payable for closed forward foreign currency contracts	7,187
Accrued expenses and other liabilities	113,721
Total liabilities	$253,239
Net Assets applicable to investors' interest in Portfolio	$55,812,773
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$53,247,346
Net unrealized appreciation (computed on the basis of identified cost)	2,565,427
Total	$55,812,773

Statement of Operations

For the Period Ended
October 31, 2007(1)

Investment Income
Interest (net of foreign taxes, $39,918)	$705,283
Interest income allocated from affiliated investment	432,616
Expenses allocated from affliated investment	(42,577)
Total investment income	$1,095,322
Expenses
Investment adviser fee	$74,040
Legal and accounting services	51,886
Custodian fee	32,162
Miscellaneous	997
Total expenses	$159,085
Net investment income	$936,237
Realized and Unrealized Gain
Net realized gain — Investment transactions (identified cost basis)	$2,953
Swap contracts	3,387
Foreign currency and forward foreign currency exchange contract transactions	1,807,876
Net realized gain	$1,814,216
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,647,606
Swap contracts	70,516
Foreign currency and forward foreign currency exchange contracts	847,305
Net change in unrealized appreciation (depreciation)	$2,565,427
Net realized and unrealized gain	$4,379,643
Net increase in net assets from operations	$5,315,880

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements

Emerging Markets Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$936,237
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	1,814,216
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	2,565,427
Net increase in net assets from operations	$5,315,880
Capital transactions — Contributions	$58,250,069
Withdrawals	(7,868,186)
Net increase in net assets from capital transactions	$50,381,883
Net increase in net assets	$55,697,763
Net Assets
At beginning of period	$115,010
At end of period	$55,812,773

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements

Emerging Markets Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Period Ended October 31, 2007(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.13	%(2)
Net investment income	5.25	%(2)
Portfolio Turnover	2%
Total Return	10.48	%(3)
Net assets, end of period (000's omitted)	$55,813

(1)  For the period from the start of business on June 27, 2007 to October 31, 2007.

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Emerging Markets Income Portfolio (the Portfolio) is a New York trust, registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified open-end management investment company. The Portfolio's investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance Emerging Markets Income Fund and Eaton Vance Strategic Income Fund held an approximate 0.01% and 85.2% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities, including those issued by foreign entities, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Equity securities listed in the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. When valuing foreign investments that meet certain criteria, the Trustees have approved the use of a fair-value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable or other instruments that have strong correlation to the fair-valued securities. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. The value of interest rate swaps are generally based upon a dealer quotation. Credit default swaps are valued by broker dealers (usually the counterparty to the agreement). Short-term debt securities and money-market securities (of U.S. issuers) maturing in sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other short-term instruments, including those issued by foreign entities, are valued by a pricing service, if available, or other market quotations.

Foreign exchange rates for foreign exchange forward contracts and for the translation of non-U.S. dollar-denominated investments into U.S. dollars are obtained from a pricing service. Sovereign credit default swaps are valued by a pricing service. Foreign interest rate swaps and over-the-counter currency options are valued using inputs from a third party into a valuation model. Investments for which market quotations are not readily available and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

E  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

K  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

L  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

O  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, BMR receives a monthly advisory fee at the annual rate of 0.65% annually of the average daily net assets of the Portfolio up to $1 billion, and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the period from the start of business, June 27, 2007, to October 31, 2007, the Portfolio's advisory fee totaled $114,815 of which $40,775 was allocated from Cash Management and $74,040 was paid or accrued directly by the Portfolio. BMR serves as administrator of the Portfolio but currently does not receive any fees.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, June 27, 2007 to October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period from the start of business, June 27, 2007, to October 31, 2007.

4  Purchases and Sales of Investments

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2007, the Portfolio had invested approximately 17.28% of its net assets or approximately $9,650,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the period from the start of business, June 27, 2007, to October 31, 2007 were as follows:

Purchases
Investments (non-U.S. Government)	$34,803,104
$34,803,104
Sales
Investments (non-U.S. Government)	$425,538
$425,538

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts, interest rate swaps, credit default swaps and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Depreciation
11/6/07	Canadian Dollar	United States Dollar
	487,500	497,726	$(15,547)
11/14/07	Canadian Dollar 426,000	United States Dollar 446,323	(2,207)
11/5/07	Chilean Peso 377,000,000	United States Dollar 762,695	(1,236)
11/1/07	Icelandic Krona 27,300,000	Euro 314,335	(1,949)
11/8/07	New Zealand Dollar 530,000	United States Dollar 398,549	(8,850)
11/5/07	Polish Zloty 3,844,000	Euro 1,056,044	(5,156)
11/1/07	Serbia 26,000,000	Euro 336,134	184
11/5/07	Slovakia Koruna 34,000,000	United States Dollar 1,427,731	(50,164)
11/1/07	United States Dollar 3,736	Euro 2,588	8
			$(84,917)
Purchases
Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/30/07	Botswana Pula 315,000	United States Dollar 49,493	$3,638
12/4/07	Brazilian Real 2,504,000	United States Dollar 1,430,530	3,539
11/5/07	Chilean Peso 377,000,000	United States Dollar 740,741	23,190
11/13/07	Chilean Peso 377,000,000	United States Dollar 762,726	1,184
11/16/07	Colombian Peso 1,159,000,000	United States Dollar 588,923	(7,505)
11/19/07	Czech Republic Koruna 52,660,000	United States Dollar 2,711,638	122,546
7/21/08	Guatemalan Quetzal 2,059,994	United States Dollar 263,866	(616)
11/1/07	Icelandic Krona 27,300,000	Euro Dollar 316,705	(1,481)

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/5/07	Icelandic Krona	Euro Dollar
	42,500,000	481,423	$13,945
11/16/07	Icelandic Krona 27,300,000	Euro Dollar 317,793	(4,722)
12/3/07	Icelandic Krona 27,300,000	Euro Dollar 311,786	1,962
11/5/07	Indian Rupee 10,588,000	United States Dollar 265,630	3,584
11/13/07	Indian Rupee 10,518,000	United States Dollar 265,405	1,924
11/26/07	Indian Rupee 10,528,000	United States Dollar 266,329	1,083
12/3/07	Indian Rupee 14,272,000	United States Dollar 360,677	1,708
11/13/07	Indonesian Rupiah 2,451,000,000	United States Dollar 268,956	248
11/26/07	Indonesian Rupiah 8,844,015,000	United States Dollar 962,666	7,749
10/14/08	Kazakh Tenge 51,456,000	United States Dollar 411,648	(3,166)
11/5/07	Kenyan Shilling 3,300,000	United States Dollar 49,361	(34)
11/9/07	Malaysian Ringgit 24,000,000	United States Dollar 7,058,824	139,015
11/13/07	Malaysian Ringgit 728,000	United States Dollar 215,417	2,942
1/18/08	Maritian Rand 1,595,500	United States Dollar 52,408	152
11/20/07	Mexican Peso 5,000,000	United States Dollar 461,476	5,042
11/9/07	New Turkish Lira 2,192,704	United States Dollar 1,835,052	32,176
11/19/07	New Turkish Lira 3,897,704	United States Dollar 3,196,936	111,432
11/30/07	Philippine Peso 59,000,000	United States Dollar 1,352,529	(3,411)
11/5/07	Polish Zloty 3,844,000	Euro 1,027,102	47,030
11/8/07	Polish Zloty 3,150,000	Euro 860,914	10,616
11/19/07	Polish Zloty 7,700,000	United States Dollar 2,938,483	132,256
11/26/07	Polish Zloty 3,844,000	Euro 1,055,644	5,085
11/13/07	Romanian Leu 951,500	Euro 283,016	3,720

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/6/07	Russian Ruble	United States Dollar
	27,050,000	1,082,618	$13,371
11/1/07	Serbia 26,000,000	Euro 336,352	(500)
11/5/07	Slovakia Koruna 34,000,000	United States Dollar 1,419,861	58,034
11/19/07	South African Rand 26,662,790	United States Dollar 3,904,634	161,829
4/4/08	Uganda Shilling 439,470,000	United States Dollar 246,917	1,510
2/7/08	Zambian Kwacha 403,690,000	United States Dollar 98,094	6,798
			$895,873

At October 31, 2007, closed forward foreign currency purchases and sales excluded above amounted to a receivable of $161,405 and a payable of $7,187.

Credit Default Swaps

The Portfolio has entered into credit default swaps whereby the Portfolio is buying or selling protection against default exposing the Portfolio to risks associated with changes in credit spreads of the underlying instruments.

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman
Brothers, Inc.	Turkey
	(Republic of)	Buy	$1,057	1.45%	7/20/12	$4,062
Lehman Brothers, Inc.	CDX.EM. 8 Index*	Buy	2,000	1.75	12/20/12	(3,610)
						$452

*  CDX. EM. 8 Index is composed of issues from (i) Latin America; (ii) Eastern Europe, the Middle East and Africa; and (iii) Asia as determined by Markit Partners.

Interest Rate Swaps

Counterparty	Notional Amount (000's omitted)		Fund Pay/ Receive Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
J.P. Morgan Chase, N.A	ZAR	36,500	Pay	3 month Jibar	9.05%	October 12, 2015	$70,273
J.P. Morgan Chase, N.A	BRL	1,466	Pay	Brazilian Interbank Deposit Rate	11.34	January 2, 2009	(209)
							$70,064

At October 31, 2007, the Portfolio had sufficient cash and/or securities segregated to cover commitments under these contracts.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$52,438,770
Gross unrealized appreciation	$1,641,917
Gross unrealized depreciation	(76,109)
Net unrealized appreciation	$1,565,808

The net unrealized appreciation at October 31, 2007 on foreign currency, forward foreign currency exchange contracts and swap contracts on a federal income tax basis was $917,821.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Emerging Markets Income Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Emerging Markets Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statements of changes in net assets, and the supplementary data from the start of business, June 27, 2007 to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifying estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Income Portfolio as of October 31, 2007, the results of its operations, the changes in its net assets, and the supplementary data from the the start of business, June 27, 2007 to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

Eaton Vance Emerging Markets Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund's board of trustees, including a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 12, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Emerging Markets Income Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreement of the Emerging Markets Income Portfolio (the "Portfolio"), the portfolio in which the Fund will invest substantially all of its assets, with Boston Management and Research ("BMR"), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the "Adviser"). The Board reviewed information furnished for the March 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund directly or indirectly through the Portfolio and the estimated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and Portfolio;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Eaton Vance Funds' brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of the Adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and

•  The terms of the advisory agreement for the Fund and for the Portfolio.

Eaton Vance Emerging Markets Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the investment advisory agreement of the Fund with EVM, as well as the terms of the investment advisory agreement of the Portfolio with BMR, including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM and the Portfolio by BMR. The Board considered EVM's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund. The Board specifically noted EVM's and BMR's expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each fund in the complex by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio's investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund's total expense ratio are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

Investment Adviser of Emerging Markets Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser and Administrator of Emerging Markets Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

3040-12/07  EMISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the commencement of operations on June 27, 2007 to October 31, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Period Ended	10/31/07

Audit Fees	$27,000

Audit-Related Fees(1)	0

Tax Fees(2)	10,800

All Other Fees(3)	0

Total	$37,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the period from commencement of operations on June 27, 2007 to October 31, 2007, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the commencement of operations on June 27, 2007 to October 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Period Ended	10/31/ 2007

Registrant	$10,800

Eaton Vance(1)	$286,446

(1) Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Emerging Markets Income Portfolio

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date:	December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dan A. Maalouly
Dan A. Maalouly
Treasurer

Date:	December 11, 2007

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date:	December 11, 2007